Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1

          THIS AMENDMENT NO. 1 is being executed and delivered as of May 16, 2005, by and among Chicago Bridge and Iron Company N.V., a corporation organized under the laws of the Kingdom of the Netherlands (the “Company”), certain Subsidiaries party thereto as Borrowers (the “Subsidiary Borrowers”), JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA) as Administrative Agent (the “Administrative Agent”) under the hereinafter identified and defined Credit Agreement and the lenders party to said Credit Agreement. All capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.

          W I T N E S S E T H:

          WHEREAS, the Company, the Subsidiary Borrowers, the Lenders and the Administrative Agent are currently party to that certain Amended and Restated Credit Agreement dated as of May 12, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

          WHEREAS, the Borrowers have requested the Lenders and the Administrative Agent to amend the Credit Agreement in certain respects;

          WHEREAS, the Lenders and the Agent have agreed to amend the Credit Agreement on the terms and conditions set forth in Section 1 hereof.

          NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrowers and the Lenders, such parties hereby agree as follows:

          1. Amendment. The Credit Agreement shall be and hereby is amended as follows:

          Section 7.3(S) is amended and restated in its entirety to read as follows:

     “(S) Restricted Payments. The Company shall not, nor shall it permit any Subsidiary to, declare, make or pay any Restricted Payments (other than permitted Restricted Payments listed on Schedule 7.3(S)) in excess of $100,000,000 in the aggregate during any period of twelve (12) consecutive months.”

          2. Conditions of Effectiveness. This Amendment shall be deemed to have become effective as of the date hereof, but such effectiveness shall be subject to the following conditions: the Administrative Agent shall have received executed counterparts of this Amendment duly executed and delivered by the Company, the Subsidiary Borrowers and the

          Required Lenders and executed counterparts of the Reaffirmation attached hereto duly executed and delivered by the Subsidiary Guarantors.

          3. Representation and Warranties. Each Borrower hereby represents and warrants that (i) all of the representations and warranties contained in Article VI of the Credit Agreement are true and correct and (ii) no Default or Unmatured Default is in effect.

          5. No Implicit Waiver. Except as expressly set forth herein, (i) the execution, delivery and effectiveness of this Amendment shall neither operate as a waiver of any rights, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any other documents executed in connection with the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement nor any other document executed in connection therewith and (ii) the Credit Agreement shall remain in full force and effect in accordance with their original terms.

          6. GOVERNING LAW. THE ADMINISTRATIVE AGENT ACCEPTS THIS AMENDMENT NO. 1, ON BEHALF OF ITSELF AND THE LENDERS, AT CHICAGO, ILLINOIS BY ACKNOWLEDGING AND AGREEING TO IT THERE. ANY DISPUTE BETWEEN ANY BORROWER AND THE ADMINISTRATIVE AGENT OR ANY LENDER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING §735 ILCS 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

[Signature Pages Follow]

          IN WITNESS WHEREOF, this Amendment No. 1 has been duly executed as of the day and year first above written.

CHICAGO BRIDGE & IRON COMPANY N.V., as the Company By: CHICAGO BRIDGE & IRON COMPANY B.V. Its: Managing Director

By: Gerald M. Glenn Name: Gerald M. Glenn Title: Managing Director

CHICAGO BRIDGE & IRON COMPANY B.V., as a Subsidiary Borrower

By: Gerald M. Glenn Name: Gerald M. Glenn Title: Managing Director

Signature Page to Amendment No. 1 to
Chicago Bridge & Iron Company N.V. et al
Amended and Restated Credit Agreement dated as of May 12, 2005

CB&I CONSTRUCTORS, INC., as a Subsidiary Borrower

By: Richard A. Byers Name: Richard A. Byers Title: Vice President and Treasurer

CBI SERVICES, INC., as a Subsidiary Borrower

By: Name: Title:

CHICAGO BRIDGE & IRON COMPANY (DELAWARE), as a Subsidiary Borrower

By: Richard A. Byers Name: Richard A. Byers Title: Vice President and Treasurer

CB&I TYLER COMPANY, as a Subsidiary Borrower

By: Richard A. Byers Name: Richard A. Byers Title: Treasurer

JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, NA), as Administrative Agent and as a Lender

By: H. David Jones Name: H. David Jones Title: Vice President

BANK OF AMERICA, N.A., as Syndication Agent and as a Lender

By: Robert W. Troutman Name: Robert W. Troutman Title: Managing Director

BANK OF MONTREAL, as a Documentation Agent and as a Lender

By: Joann Holman Name: Joann Holman Title: Director

WELLS FARGO BANK, N.A., as a Documentation Agent and as a Lender

By: Thomas F. Caver, III Name: Thomas F. Caver, III Title: Vice President

BNP PARIBAS, as a Documentation Agent and as a Lender

By: Craig Pierce Name: Craig Pierce Title: Vice President

By: Mike Shryock Name: Mike Shryock Title: Vice President

THE ROYAL BANK OF SCOTLAND plc , as a Documentation Agent and as a Lender

By: Name: Title:

FORTIS CAPITAL CORP., as a Lender

By: Name: Title:

By: Name: Title:

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as a Lender

By: Name: Title:

By: Name: Title:

BARCLAYS BANK plc, as a Lender

By: David Barton Name: David Barton Title: Associate Director

CALYON NEW YORK BRANCH, as a Lender

By: Olivier Audemard Name: Olivier Audemard Title: Managing Direct

By: Philippe Soustra Name: Philippe Soustra Title: Executive Vice President

UBS LOAN FINANCE LLC, as a Lender

By: Wilfred V. Saint Name: Wilfred V. Saint Title: Director

By: Richard L. Tavrow Name: Richard L. Tavrow Title: Director

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: Sharon Geffel Name: Sharon Geffel Title: Vice President

REGIONS BANK, as a Lender

By: Mark Burr Name: Mark Burr Title: Vice President, Corporate Banking

ALLIED IRISH BANK, PLC, as a Lender

By: Name: Title:

By: Name: Title:

THE NORTHERN TRUST COMPANY, as a Lender

By: Paul H. Theiss Name: Paul H. Theiss Title: Vice President

STANDARD CHARTERED BANK, as a Lender

By: Frieda Youlios Name: Frieda Youlios Title: Vice President

By: Robert K. Reddington Name: Robert K. Reddington Title: AVP/Credit Documentation

ABU DHABI INTERNATIONAL BANK INC, as a Lender

By: David J. Young Name: David J. Young Title: Vice President

By: Nagy S. Koita Name: Nagy S. Koita Title: Executive Vice President

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By: Name: Title:

BANK OF NEW YORK, as a Lender

By: Kevin Higgins Name: Kevin Higgins Title: Vice President

HIBERNIA NATIONAL BANK, as a Lender

By: Michael Meiss Name: Michael Meiss Title: Senior Vice President

WOODFOREST NATIONAL BANK, as a Lender

By: Dan E. Hauser Name: Dan E. Hauser Title: President